INCOME TAXES	12 Months Ended
Dec. 31, 2018
Notes to Financial Statements
Note 7 - INCOME TAXES

At December 31, 2018, the Company had a net operating loss carry–forward for Federal income tax purposes of approximately $3,781,938 that may be offset against future taxable income through 2035 No tax benefit has been reported with respect to these net operating loss carry-forwards in the accompanying financial statements because the Company believes that the realization of the Company’s net deferred tax assets calculated at the effective rates note below, was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are fully offset by the valuation allowance.

Deferred tax assets consist primarily of the tax effect of NOL carry-forwards. The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realizability.

The Company’s tax expense differs from the “expected” tax expense for Federal income tax purposes (computed by applying the United States Federal tax rate of 21% and State tax rate of 3.6% to income before taxes), as follows:

For the Year Ended December 31,	2018		2017
Tax expense (benefit) at the statutory rate		$(166,000)		$(214,000)
State income taxes, net of federal income tax benefit		(28,000)		(23,000)
Change in valuation allowance		194,000		237,000
Total	$	---	$	---

The tax effects of the temporary differences between reportable financial statement income and taxable income are recognized as deferred tax assets and liabilities.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

For the year ended December 31, 2018 and for the year ended December 31, 2017, the Company has net operating losses from operations. The carry forwards expire through the year 2035. The Company’s net operating loss carry forward may be subject to annual limitations, which could reduce or defer the utilization of the losses as a result of an ownership change as defined in Section 382 of the Internal Revenue Code. A valuation allowance has been applied due to the uncertainty of realization.

The Company’s net deferred tax asset as of December 31, 2018 and December 31, 2017 is as follows:

	December 31, 2018		December 31, 2017
Deferred tax assets		$930,000		$1,125,000
Valuation allowance		(930,000)		(1,125,000)
Net deferred tax asset	$	---	$	---

The Company is currently open to audit under the statute of limitations by the Internal Revenue Service for the period from inception ended December 31, 2014 through the year ended December 31, 2018. The Company recognizes interest and penalties related to income taxes in income tax expense. The Company had incurred no penalties and interest for the period from inception ended December 31, 2014 through the year ended December 31, 2018.